Exhibit 99.2

Media Contact:	FOR IMMEDIATE RELEASE
Michelle McGlocklin
Rimini Street, Inc.
+1 925 523-8414
mmcglocklin@riministreet.com

Rimini Street, Inc. and GP Investments Acquisition Corp.
Announce Signing of Definitive Merger Agreement

Transaction will provide Rimini Street additional growth capital to expand service offerings and capabilities, strengthen balance sheet, and fund potential acquisitions;
Combined company to be named Rimini Street, Inc. and trade on NASDAQ as “RMNI”

LAS VEGAS and NEW YORK, May 16, 2017 – Rimini Street, Inc. (“Rimini Street” or the “Company”) and GP Investments Acquisition Corp. (NASDAQ: GPIA; GPIAW; GPIAU) (“GPIAC”) have entered into a definitive merger agreement, which will result in the merger of Rimini Street with and into GPIAC. At closing of the transaction, GPIAC is expected to be renamed Rimini Street, Inc. and continue trading on NASDAQ under the new ticker symbol “RMNI.”

Rimini Street, founded in 2005, is the leading global provider of independent enterprise software support services. The Company provides subscription-based support services for software products licensed by Oracle Corporation, SAP SE and other software vendors. As of March 31, 2017, Rimini Street has reported annual run-rate revenues exceeding $196 million and has achieved a revenue CAGR of 37% since 2014. The Company employs approximately 900 professionals across 13 countries of operation, and currently serves over 1,200 clients – including nearly 100 of the Fortune 500 and Global 100.

GPIAC is a special purpose acquisition company (SPAC) created by GP Investments in May 2015 via an IPO that raised $172.5 million in proceeds for the purpose of investing in companies with long-term growth potential in the consumer and services sectors.

Rimini Street, Inc. and GP Investments Acquisition Corp. Announce Signing of Definitive Merger Agreement	page 2

Upon transaction closing, Seth A. Ravin, founder, CEO and chairman of the board of directors of Rimini Street, will be appointed CEO and chairman of the board of directors of the combined entity. At closing, the board of directors of the combined entity is expected to consist of nine directors, of which seven (including Mr. Ravin) will be designated by Rimini Street and two will be designated by GPIAC.

“As a high-growth company capitalizing on a large, global addressable market, Rimini Street presents an attractive investment opportunity. The Company’s client value proposition, seasoned management team, track record of execution and years of consecutive growth are very compelling,” said Antonio Bonchristiano, CEO of GPIAC and GP Investments, Ltd. “Rimini Street is a proven innovator and market disruptor.”

“Rimini Street has delivered 45 consecutive quarters of revenue growth by providing value-driven, innovative support solutions and exceptional service that meet the global needs of enterprise software licensees. The combination with GPIAC will provide Rimini Street additional growth capital to expand service offerings and capabilities, strengthen our balance sheet and fund potential acquisitions,” said Mr. Ravin. “We believe that having a public company structure will further fuel our growth by facilitating additional sales opportunities and providing additional capital market access. We are pleased to enter into this transaction and work with GP Investments, Ltd. as a new investor and business partner with a proven track record of providing value to growth companies.”

Transaction Details

Under the terms of the definitive agreement, the transaction will be funded via the issuance of approximately 63.8 million shares of GPIAC common stock at $10.00 per share to Rimini Street’s shareholders. Cash at closing in GPIAC’s trust account and cash proceeds from the issuance of up to 3.5 million shares of GPIAC common stock at $10.00 per share to an affiliate of GP Investments, Ltd. will provide required cash at closing used to pay certain transaction expenses, reduce net debt and provide additional balance sheet cash.

Rimini Street, Inc. and GP Investments Acquisition Corp. Announce Signing of Definitive Merger Agreement	page 3

The anticipated initial enterprise value is approximately $837 million, implying a multiple of 2.8x 2018E revenue of $295 million, with a post-closing equity value of $854 million at $10.00 per share. At consummation of the transaction, a merger subsidiary of GPIAC will merge with and into Rimini Street, with Rimini Street as the surviving entity, which would then merge with and into GPIAC, which will move its jurisdiction of incorporation from the Cayman Islands to the State of Delaware prior to consummation.

After giving effect to the transaction and certain assumptions, current GPIAC shareholders are expected to own approximately 25% of the combined company on a fully-diluted basis, and current Rimini Street shareholders will exchange their Rimini Street shares for approximately 75% pro forma ownership of the combined company.

The transaction, which has been approved by the boards of directors of both companies, is subject to approval of GPIAC and Rimini Street shareholders and the satisfaction or waiver of customary closing conditions, including regulatory approvals.

Rimini Street shareholders representing a sufficient amount of Rimini Street’s capital stock necessary to approve the transaction have entered into a transaction support and voting agreement pursuant to which they have agreed to support and vote all of their shares in favor of the transaction. In addition, at its previously announced extraordinary general meeting to be held on May 23, 2017, GPIAC shareholders of record at the close of business on April 24, 2017 must approve certain proposals relating to the proposed extension from May 26, 2017 to November 27, 2017, the date by which GPIAC must consummate an initial business combination.

Assuming receipt of such shareholder approvals, government approvals and satisfaction of all closing conditions, the transaction is expected to close in the third quarter of 2017.

Citigroup served as financial and capital markets advisor to GPIAC. Cowen and Company served as financial and capital markets advisor to Rimini Street. Skadden, Arps, Slate, Meagher & Flom LLP acted as legal advisor to GPIAC, and Wilson Sonsini Goodrich & Rosati acted as legal advisor to Rimini Street.

Rimini Street, Inc. and GP Investments Acquisition Corp. Announce Signing of Definitive Merger Agreement	page 4

Conference Call and Investor Presentation

GPIAC and Rimini Street will hold a conference call to discuss the transaction on Tuesday, May 16, 2017, at 10:00 a.m. EDT. The conference call can be accessed by dialing 1-855-327-6837 (domestic), or 1-631-891-4304 (international), and asking to join the GP Investments Acquisition Corp. conference call. Interested investors and other parties may also view the accompanying investor presentation filed today with the Securities and Exchange Commission, and which can be viewed on the SEC website at www.sec.gov. A replay of the call will be made available and can be accessed by dialing 1-844-512-2921 (domestic), or 1-412-317-6671 (international), and entering the conference ID number 10003036.

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Contacts

Investors:

GP Investments, Ltd.

Joel La Banca Neto

+ 55 11 3556-5505

joel.labanca@gp-investments.com

Industry Analysts & Media:

Rimini Street, Inc.

Michelle McGlocklin

+1 925 523-8414

mmcglocklin@riministreet.com

Financial Communications & Capital Markets:

Edelman

Ted McHugh

+ 201 341 0211

ted.mchugh@edelman.com

Rimini Street, Inc. and GP Investments Acquisition Corp. Announce Signing of Definitive Merger Agreement	page 5

About Rimini Street, Inc.

Rimini Street is the global leader in providing independent enterprise software support services. The company has redefined enterprise support services since 2005 with an innovative, award-winning program that enables Oracle and SAP licensees to save up to 90 percent on total support costs. Clients can remain on their current software release without any required upgrades for a minimum of 15 years. Rimini Street currently serves more than 1,200 global Fortune 500, midmarket, public sector and other organizations from a broad range of industries as their trusted, independent support provider. To learn more, please visit http://www.riministreet.com, follow @riministreet on Twitter and find Rimini Street on Facebook and LinkedIn.

About GP Investments Acquisition Corp.

GP Investments Acquisition Corp. (GPIAC) was created by GP Investments in May 2015 via an IPO that raised $172.5 million in proceeds for the purpose of identifying attractive investment opportunities in the United States or Europe, with a focus on companies with long-term growth potential in the consumer and services sectors. The creation of GPIAC is consistent with GP Investments' strategy of growing its assets under management via expansion into different geographies and asset classes, primarily in the form of permanent capital. The Company’s sponsor is GPIC, Ltd., a wholly owned subsidiary of GP Investments, Ltd.

About GP Investments, Ltd.

GP Investments, Ltd. is a leading alternative investments firm with more than 20 years’ experience in corporate investing. The company has a strong track record of successful equity capital market transactions, delivering strong returns and building long-lasting enterprises. Since its inception, the company has raised approximately $5 billion from international investors and has invested in more than 50 companies across 15 sectors. In May 2006, GP Investments, Ltd. completed its initial public offering (IPO), becoming the first listed private equity firm in Brazil. For more information, please see GP Investments Ltd.'s web site www.gp-investments.com.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, the proposed transaction between GPIAC and Rimini Street, including the anticipated initial enterprise value and post-closing equity value as well as expected transaction structure and post-closing management, the estimated or anticipated future results and benefits of GPIAC and Rimini Street following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, the expected post-transaction ownership and cash and debt balances, the expected timing of the closing of the transaction, future opportunities for the combined company, Rimini Street’s 2017 and 2018 revenue, adjusted EBITDA and unlevered free cash flow estimates and forecasts of other financial and performance metrics, estimates of Rimini Street’s total addressable market, and projections of customer savings. These statements are based on various assumptions and on the current expectations of GPIAC and Rimini Street management and are not predictions of actual performance, nor are these statements of historical facts. These statements are based on the current expectations of GPIAC and Rimini Street management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding GPIAC's and Rimini Street's respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, failure to achieve the necessary shareholder approval for the proposed extension of the date by which GPIAC must consummate an initial business combination; changes in the business environment in which GPIAC and Rimini Street operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse litigation developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of GPIAC's or Rimini Street's management team; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of GPIAC and/or the stockholders of Rimini Street for the transaction is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of GPIAC and Rimini Street; uncertainty as to the long-term value of GPIAC common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in GPIAC's Annual Report on Form 10-K for the year ended December 31, 2016 under the heading "Risk Factors," as updated from time to time by GPIAC's Quarterly Reports on Form 10-Q and other documents of GPIAC on file with the Securities and Exchange Commission ("SEC") or in the joint proxy statement/prospectus that will be filed with the SEC by GPIAC. There may be additional risks that neither GPIAC nor Rimini Street presently know or that GPIAC and Rimini Street currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide GPIAC's and Rimini Street's expectations, plans or forecasts of future events and views as of the date of this communication. GPIAC and Rimini Street anticipate that subsequent events and developments will cause GPIAC's and Rimini Street's assessments to change. However, while GPIAC and Rimini Street may elect to update these forward-looking statements at some point in the future, GPIAC and Rimini Street specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GPIAC's and Rimini Street's assessments as of any date subsequent to the date of this communication.

Rimini Street, Inc. and GP Investments Acquisition Corp. Announce Signing of Definitive Merger Agreement	page 6

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or an invitation to purchase any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed business combination between Rimini Street and GPIAC or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Important Information for Investors and Stockholders

In connection with the proposed extension of the date by which GPIAC must consummate an initial business combination, GPIAC filed with the SEC a definitive proxy statement, dated April 24, 2017 and first mailed to shareholders on or about such date (the "Extension Proxy Statement").

In connection with the transactions referred to in this communication, GPIAC expects to file a registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement of GPIAC and Rimini Street that also constitutes a preliminary prospectus of GPIAC. After the registration statement is declared effective GPIAC and Rimini will mail a definitive joint proxy statement/prospectus to stockholders of GPIAC and stockholders of Rimini Street.

This communication is not a substitute for the Extension Proxy Statement, the joint proxy statement/prospectus or registration statement or for any other document that GPIAC may file with the SEC and send to GPIAC's stockholders and/or Rimini Street's stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXTENSION PROXY STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Extension Proxy Statement, the joint proxy statement/prospectus (when available) and other documents filed with the SEC by GPIAC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GPIAC are available free of charge by contacting GPIAC at 150 E. 52nd Street, Suite 5003, New York, New York 10022, Attn: Investor Relations.

Participants in the Solicitation

GPIAC and its directors and executive officers and other persons may be may be considered participants in the solicitation of proxies with respect to the proposed extension of the date by which GPIAC must consummate an initial business combination under the rules of the SEC. GPIAC and Rimini Street and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of GPIAC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Extension Proxy Statement and also will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

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© 2017 Rimini Street, Inc. All rights reserved. “Rimini Street” is a registered trademark of Rimini Street, Inc. in the United States and other countries, and Rimini Street, the Rimini Street logo, and combinations thereof, and other marks marked by TM are trademarks of Rimini Street, Inc. All other trademarks remain the property of their respective owners, and unless otherwise specified, Rimini Street claims no affiliation, endorsement, or association with any such trademark holder or other companies referenced herein.